Exhibit 10.9

     CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

     This CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT is dated as of the 29th day of June, 2001 by and between Ross Systems, Inc., a Delaware corporation ("Company"), and Benjamin W. Griffith, III ("Purchaser").


     WHEREAS, the Company desires to issue and sell to the Purchaser an aggregate of up to 500,000 shares (the "Shares") of the authorized but unissued shares of the Company's 7.5% Series A Convertible Preferred Stock (the "Preferred Stock"); the Shares of Preferred Stock shall have the respective rights, preferences and privileges set forth in the Certificate of Determination of Rights, Preferences and Privileges of Series A Convertible Preferred Stock of the Company (the "Certificate of Determination") attached hereto as Exhibit A; and

     WHEREAS, the Purchaser wishes to purchase the Shares on the terms and subject to the conditions set forth in this Agreement.

     NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     o "Affiliate" of a party means any corporation or other business entity controlled by, controlling or under common control with such party. For this purpose "control" shall mean direct or indirect beneficial ownership of fifty percent (50%) or more of the voting or income interest in such corporation or other business entity.
     o   "Closing Date" means the date of the Closing.
     o "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.
     o "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated as of the date hereof, among the Company and the Purchaser.
     o   "SEC" shall mean the Securities and Exchange Commission.
     o "Securities Act" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

     2. Purchase and Sale of Shares.

     o Purchase and Sale. Subject to and upon the terms and conditions set forth in this Agreement, the Company agrees to issue and sell to Purchaser, and Purchaser hereby agrees to purchase from the Company, at the Closing 500,000 Shares of Preferred Stock at a purchase price of $4.00 per Share. The aggregate purchase price payable by the Purchaser to the Company for all of the Shares shall be $2,000,000.00.

     o Closing. The closing of the transactions contemplated under this Agreement (the "Closing") shall take place at the offices of the Company at 11:AM on June 29th the business day after the Company shall have given written notice (the "Closing Notice") to the Purchaser that all of the conditions precedent set forth in Section 5.1 have been (or will have been) satisfied in full or at such other location, date and time as may be agreed upon between the Purchaser and the Company. At the Closing, the Company shall deliver to Purchaser a single stock certificate, registered in the name of Purchaser, representing the number of shares of Preferred Stock purchased by Purchaser, against payment of the purchase price



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         therefor by wire transfer of immediately available funds to such account or accounts as the Company shall designate in writing.

     3. Representations and Warranties of the Company. Except as set forth in the SEC documents filed prior to the date hereto (as defined below) and the Schedules attached hereto, the Company hereby represents and warrants to Purchaser as follows:


     o Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect upon the Company. The Company has all requisite corporate power and authority to carry on its business as now conducted.

     o Capitalization. As of June 27, 2001, the authorized capital stock of the Company consists of (i) 35,000,000 shares of Common Stock, of which 2,565,989 shares are outstanding and (ii) 5,000,000 shares of Preferred stock, of which no shares are outstanding on the date hereof. Other than as disclosed in the SEC documents previously delivered to Purchaser and the Warrant to be issued to Leonard Seawell, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests.

     o Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein has been taken. When executed and delivered by the Company, each of this Agreement and the Registration Rights Agreement shall constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. The Company has all requisite corporate power to enter into this Agreement and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement, and the Registration Rights Agreement.

     o Valid Issuance of the Shares. The Shares being purchased by the Purchaser hereunder will, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, fully paid and nonassessable.

     o Financial Statements. The Company has made available to Purchaser its audited Statements of Income, Stockholders' Equity and Cash Flows for the fiscal year ended June 30, 2000, its audited Balance Sheet as of June 30, 2000, its unaudited Statements of Income, Stockholders' Equity and Cash Flows for the nine-month period ended March 31, 2001, and its unaudited Balance Sheet as of March 31, 2001. All such financial statements are hereinafter referred to collectively as the "Financial Statements". The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, and fairly present, in all material respects, the financial position of the Company and the results of its operations as of the date and for the periods indicated thereon, except that the unaudited financial statements may not be in accordance with generally accepted accounting principles because of the absence of footnotes normally contained therein and are subject to normal year-end audit adjustments which, individually, and in the aggregate, will not be material. Since March 31, 2001, to the Company's knowledge, there has been no material adverse change (actual or threatened) in the assets, liabilities (contingent or other), affairs, operations, prospects or condition (financial or other) of the Company.

     o SEC Documents. The Company has made available to Purchaser, a true and complete copy of the Company's Annual Report on Form 10-K for the year

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         ended June 30, 2000, the Company's Quarterly Report on Form 10-Q for
         the quarter ended March 31, 2001, and any other statement, report, registration statement (other than registration statements on Form S-8) or definitive proxy statement filed by the Company with the SEC during the period commencing March 31, 2001 and ending on the date hereof. The Company will, promptly upon the filing thereof, also make available to Purchaser all statements, reports (including, without limitation, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K), registration statements and definitive proxy statements filed by the Company with the SEC during the period commencing on the date hereof and ending on the Closing Date (all such materials required to be furnished to Purchaser pursuant to this sentence or pursuant to the next preceding sentence of this Section 3.6 being called, collectively, the "SEC Documents"). As of their respective filing dates, the SEC Documents complied or will comply in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and none of the SEC Documents contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, as of their respective filing dates, except to the extent corrected by a subsequently filed SEC Document.

     o Consents. All consents, approvals, orders and authorizations required on the part of the Company in connection with the execution, delivery or performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein have been obtained and will be effective as of the Closing Date.

     o No Conflict. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any material violation of or material default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the Certificate of Incorporation or By-laws of the Company or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Company or its respective properties or assets.

     o Brokers or Finders. Except for certain fees payable by the Company to Leonard Seawell, the Company has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     o Nasdaq National Market. The Company's Common Stock is listed on the Nasdaq National Market System, and there are no proceedings to revoke or suspend such listing.

     o Absence of Litigation. There is no action, suit or proceeding or, to the Company's knowledge, any investigation, pending, or to the Company's knowledge, threatened by or before any governmental body against the Company and in which an unfavorable outcome, ruling or finding in any said matter, or for all matters taken as a whole, might have a material adverse effect on the Company. The foregoing includes, without limitation, any such action, suit, proceeding or investigation that questions this Agreement or the Registration Rights Agreement or the right of the Company to execute, deliver and perform under same.

     4. Representations and Warranties of the Purchaser. Purchaser represents and warrants to the Company as follows:

     o Authorization. All action on the part of Purchaser and, if applicable, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein has been taken. When executed and delivered, each of this Agreement and the Registration Rights Agreement will constitute the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. Purchaser has all requisite corporate power to enter into each of this Agreement and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement.


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     o   Purchase Entirely for Own Account. Purchaser is acquiring the Shares being purchased by it hereunder for investment, for its own account, and not for resale or with a view to distribution thereof in violation of the Securities Act.

     o Investor Status; Etc. Purchaser certifies and represents to the Company that at the time Purchaser acquires any of the Shares, Purchaser will be an "Accredited Investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring the Shares. Purchaser's financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and the risk of loss of its entire investment. Purchaser has been afforded the opportunity to ask questions of and receive answers from the management of the Company concerning this investment and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

     o Shares Not Registered. Purchaser understands that the Shares have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Shares must continue to be held by Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. The Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

     o No Conflict. The execution and delivery of this Agreement and the Registration Rights Agreement by Purchaser and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default by Purchaser (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the organizational documents of Purchaser or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to Purchaser or its respective properties or assets.

     o Brokers. Purchaser has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

     o Consents. All consents, approvals, orders and authorizations required on the part of Purchaser in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and are effective as of the Closing Date.


     5. Conditions Precedent. Conditions to the Obligation of the Purchaser to Consummate the Closing. The obligation of Purchaser to consummate the Closing and to purchase and pay for the Shares being purchased by it pursuant to this Agreement is subject to the satisfaction of the following conditions precedent:

         o The representations and warranties contained herein of the Company shall be true and correct on and as of the Closing Date in all material respects with the same force and effect as though made on and as of the Closing Date.

         o The Registration Rights Agreement shall have been executed and delivered by the Company. o The Company shall not have been adversely affected in any material way prior to the Closing Date; and the Company shall have performed all obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date.

         o No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

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         o The purchase of and payment for the Shares by the Purchaser shall not be prohibited by any law or governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

         o All instruments and corporate proceedings in connection with the transactions specifically contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to Purchaser, and Purchaser shall have received copies (executed or certified, as may be appropriate) of all documents which Purchaser may have reasonably requested in connection with such transactions.

         o The Certificate of Determination shall have been duly filed with the Office of the Secretary of State of the State of Delaware.

         o Conditions to the Obligation of the Company to Consummate the Closing. The obligation of the Company to consummate the Closing and to issue and sell to Purchaser the Shares to be purchased by it at the Closing is subject to the satisfaction of the following conditions precedent:

         o The representations and warranties contained herein of Purchaser shall be true and correct on and as of the Closing Date in all material respects with the same force and effect as though made on and as of the Closing Date.

         o The Registration Rights Agreement shall have been executed and delivered by Purchaser.

         o The Purchaser shall have performed all obligations and conditions herein required to be performed or observed by the Purchaser on or prior to the Closing Date.

         o No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

         o The sale of the Shares by the Company shall not be prohibited by any law or governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

         o Purchaser shall have executed and delivered to the Company a Purchaser's Questionnaire, in form and substance reasonably satisfactory to the Company and its legal counsel.

         o Purchaser shall have paid the purchase price set forth in Section 2.1 and shall have purchased, in accordance with this Agreement, 500,000 Shares of Preferred Stock.

         o All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to the Company, and the Company shall have received counterpart originals, or certified or other copies of all documents, including without limitation records of corporate or other proceedings, which it may have reasonably requested in connection therewith.

     6.  Transfer, Legends.

     o Securities Law Transfer Restrictions. Purchaser shall not sell, assign, pledge, transfer or otherwise dispose or encumber any of the Shares being purchased by it hereunder, except (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an available exemption from registration under the Securities Act and applicable state securities laws and, if requested by the Company, upon delivery by Purchaser of an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws. Any transfer or purported transfer of the Shares in violation of this Section 6.1 shall be voidable by the Company. The Company shall not register any transfer of the Shares in violation of this Section
         6.1. The Company may, and may instruct any transfer agent for the Company, to place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section 6.1. Notwithstanding the foregoing, Purchaser may pledge the Shares to a financial institution for the purpose of securing credit or to meet qualification standards as required for certain transactions and Purchaser may transfer the Shares to a wholly owned limited liability company or similar entity as well as all agreements related to the Shares, provided such entity assumes the agreements.

     o Legends. Each certificate requesting any of the Shares shall be endorsed with the legends set forth below, and Purchaser covenants that, except to the extent such restrictions are waived in writing by the Company, it shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legends endorsed on such certificate:

     o "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SAID ACT AND, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM SAID ACT."

     o   "THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH
         (18) OF CODE SECTION 10-5-9 OF THE 'GEORGIA SECURITIES ACT OF 1973,' AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT."

     7. Termination; Liabilities Consequent Thereon. This Agreement may be terminated and the transactions contemplated hereunder abandoned at any time prior to the Closing only as follows:


     o by the Purchaser, upon notice to the Company if the conditions set forth in Section 5.1 shall not have been satisfied on or prior to July 31, 2001; or

     o by the Company, upon notice to the Purchaser if the conditions set forth in Section 5.2 shall not have been satisfied on or prior to July 31, 2001; or

     o   at any time by mutual agreement of the Company and the Purchaser; or

     o by the Purchaser, if there has been any material breach of any representation or warranty or any material breach of any covenant of the Company contained herein and the same has not been cured within 15 days after notice thereof (it being understood and agreed by Purchaser that, in the case of any representation or warranty of the Company contained herein which is hereinabove qualified by application thereto of a materiality standard, such representation or warranty will be deemed to have been breached for purposes of this Section 7.1(d) if such representation or warranty was not true and correct in all respects at the time such representation or warranty was made by the Company); or

     o by the Company, if there has been any material breach of any representation, warranty or any material breach of any covenant of Purchaser contained herein and the same has not been cured within 15 days after notice thereof (it being understood and agreed by the Company that, in the case of any representation and warranty of the Purchaser contained herein which is hereinabove qualified by application thereto of a materiality standard, such representation or warranty will be deemed to have been breached for purposes of this
         Section 7.1(e) if such representation or warranty was not true and correct in all respects at the time such representation or warranty was made by Purchaser).

            Any termination pursuant to this Section 7 shall be without liability on the part of any party, unless such termination is the result of a material breach of this Agreement by a party to this Agreement in which case such breaching party shall remain liable for such breach notwithstanding any termination of this Agreement.

     8.  Miscellaneous Provisions.

     o Public Statements or Releases. Nothing shall prevent any of the parties hereto from making such public announcements as it may consider necessary in order to satisfy its legal obligations, but to the extent not inconsistent with such obligations, it shall provide the other parties with an opportunity to review and comment on any proposed public announcement before it is made.

     o Further Assurances. Each party agrees to cooperate fully with the other party and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by the other party to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

     o Rights Cumulative. Each and all of the various rights, powers and remedies of the parties shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

     o Pronouns. All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

     o   Notices.

     o Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be sent by postage prepaid first class mail, courier or telecopy or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. Any notice or other communication delivered by hand or mailed shall be deemed to have been delivered on the date on which such notice or communication is delivered by hand, or in the case of certified mail deposited with the appropriate postal authorities on the date when such notice or communication is actually received, and in any other case shall be deemed to have been delivered on the date on which such notice or communication is actually received.

o        All correspondence to the Company shall be addressed as follows:
                           Ross Systems, Inc.
                           Two Concourse Parkway
                           Suite 800
                           Atlanta, GA  30328
                           Attention:  Robert Webster
                           Executive Vice President

                           with a copy to:

                           Wilson Sonsini Goodrich & Rosati
                           650 Page Mill Road
                           Palo Alto, California  94304
                           Attention:  Mark Casillas, Esq.
                           Telecopier: (650) 493-6811

     o All correspondence to any Purchaser shall be sent to Purchaser at the address set forth for Purchaser in the signature page of this Agreement.

     o Any entity may change the address to which correspondence to it is to be addressed by notification as provided for herein.

     o Captions. The captions and paragraph headings of this Agreement are solely for the convenience of reference and shall not affect its interpretation.

     o Severability. Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

     o   Governing Law; Injunctive Relief.

     o This Agreement shall be governed by and construed in accordance with the internal and substantive laws of Delaware and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

     o Each of the parties hereto acknowledges and agrees that damages will not be an adequate remedy for any material breach or violation of this Agreement if such material breach or violation would cause immediate and irreparable harm (an "Irreparable Breach"). Accordingly, in the event of a threatened or ongoing Irreparable Breach, each party hereto shall be entitled to seek, in any state or federal court in the State of Georgia, equitable relief of a kind appropriate in light of the nature of the ongoing or threatened Irreparable Breach, which relief may include, without limitation, specific performance or injunctive relief; provided, however, that if the - party bringing such action is unsuccessful in obtaining the relief sought, the moving party shall pay the non-moving party's reasonable costs, including attorney's fees, incurred in connection with defending such action. Such remedies shall not be the parties' exclusive remedies, but shall be in addition to all other remedies provided in this Agreement.

     o Amendments. No provision of this agreement may be waived, changed or modified, or the discharge thereof acknowledged orally, but only by an agreement in writing signed by the party against which the enforcement of any waiver, change, modification or discharge is sought.

     o Expenses. Each party will bear its own costs and expenses in connection with this Agreement.

     o Assignment. The rights and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of each party. Neither party may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of the other party. In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of the Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the other party.

     o Notwithstanding anything set forth herein, the Company may assign all of its rights and obligations under this Agreement in connection with a merger or similar reorganization or the sale of all or substantially all of its assets. This Agreement shall survive any such merger or reorganization of either party with or into, or such sale of assets to, another party and no consent for such merger, reorganization or sale shall be required hereunder.

     o Survival. The respective representations and warranties given by the parties hereto, and the other covenants and agreements contained herein, shall survive the Closing Date and the consummation of the transactions contemplated herein for a period of one year, without regard to any investigation made by any party.

     o Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto respecting the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral. No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the Company and the Purchaser.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            COMPANY:
                                            Ross Systems, Inc.


                                            By:    /s/ Robert B. Webster
                                                   ----------------------------
                                            Name:  Robert Webster
                                            Title: Executive Vice President


                                            PURCHASER:

                                            Benjamin W. Griffith, III


                                            /s/ Benjamin W. Griffith, III
                                            -----------------------------------




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                                    Exhibit A

Certificate of Designations of Rights, Preferences and Privileges of Series A Convertible Preferred Stock of the Company